Exhibit 10.1

THIRD AMENDMENT TO LEASE

THIS THIRD AMENDMENT TO LEASE (this “Third Amendment”), dated as of the 18th day of July, 2019, is entered into by and between BOEING EMPLOYEES’ CREDIT UNION, a Washington state chartered credit union (“Landlord”), and CLEARSIGN COMBUSTION CORPORATION, a Washington corporation (“Tenant”).

RECITALS

A.       RREEF America REIT II Corp. MMMM7 Washington (“RREEF”) and Tenant entered into that certain Lease dated August 19, 2011, as amended by that certain Commencement Date Memorandum dated November 1, 2011, that certain First Amendment to Lease dated December 17, 2013, and that certain Second Amendment to Lease dated October 18, 2016 (collectively, the “Lease”). Landlord is the successor-in-interest to RREEF.

B.       The Lease pertains to approximately 9,200 square feet of space located in Building 1 of Gateway Corporate Center, having an address of 12870 Interurban Avenue South, Tukwila, Washington 98168 (the “Premises”), as more fully described in the Lease.

C.       Landlord and Tenant desire to extend the Term of the Lease, change the rent schedule and otherwise modify the terms and conditions of the Lease, as more fully set forth below.

AMENDMENT

NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.	Definitions. Unless otherwise specifically set forth herein, all capitalized terms used shall have the meanings attributed to them in the Lease.

2.	Term. The Term of the Lease is hereby extended for a period of three (3) years and two (2) months, commencing on April 1, 2020, and terminating on May 31, 2023.

3.	Rent Schedule. The rent schedule for the period from April 1, 2020, through May 31, 2023, shall be as follows:

Period		Rentable Square Footage	Annual Rent Per Square Foot	Annual Rent	Monthly Installment of Rent
from	through
4/1/2020	5/31/2020	9,200	$0.00	$0.00	$0.00*
6/1/2020	3/31/2021	9,200	$17.64	$162,288.00	$13,524.00
4/1/2021	3/31/2022	9,200	$18.17	$167,160.00	$13,930.00
4/1/2022	3/31/2023	9,200	$18.71	$172,176.00	$14,348.00
4/1/2023	5/31/2023	9,200	$19.28	$177,336.00	$14,778.00

*	Tenant shall be responsible for the payment of Tenant’s Proportionate Share of Expenses and Taxes during the period that the Monthly Installment of Rent is abated.

4.	Counterparts. This Third Amendment may be executed in counterparts, each of which shall be deemed an original but all of which together shall be deemed to be one and the same agreement.

5.	Effect of Amendment; Incorporation. Except as expressly modified herein, all terms and conditions of the Lease remain in full force and effect and are hereby ratified and confirmed.

[signature page and notary acknowledgments follow]

IN WITNESS WHEREOF, Landlord and Tenant have executed this Third Amendment as of the day and year first written above.

LANDLORD:		TENANT:

BOEING EMPLOYEES’ CREDIT UNION,		CLEARSIGN COMBUSTION CORPORATION,
a Washington state chartered credit union		a Washington corporation

By:	/s/ Gregg Kats	By:	/s/ Brian G. Fike

Name:	Gregg Kats	Name:	Brian G. Fike

Title:	SVP Administration & Operation	Title:	Interim Chief Financial Officer

Date:	8/26/2019	Date:	8/09/2019

CORPORATE ACKNOWLEDGMENT

STATE OF WASHINGTON	)
) ss.
COUNTY OF KING	)

On this 09 day of August, 2019, before me, the undersigned, a Notary Public in and for the State of Washington, personally appeared Brian Fike, to me known or shown through satisfactory evidence to be the Tenant of CLEARSIGN COMBUSTION CORPORATION, a Washington state chartered credit union, and acknowledged to me that ____ executed the foregoing instrument on behalf of said party freely and voluntarily for the uses and purposes therein mentioned.

Witness my hand and official seal the day and year in this certificate first above written.

Olga Stryzheus
(Signature)

Olga Stryzheus
(Please print name legibly)

Notary Public in and for the State of Washington,
My commission expires 09/15/2021

CORPORATE ACKNOWLEDGMENT

STATE OF WASHINGTON	)
) ss.
COUNTY OF KING	)

On this 26 day of August, 2019, before me, the undersigned, a Notary Public in and for the State of Washington, personally appeared Gregg Kats, to me known or shown through satisfactory evidence to be the SVP Administration & Operation of BOEING EMPLOYEES’ CREDIT UNION, a Washington corporation, and acknowledged to me that ____ executed the same on behalf of said corporation freely and voluntarily for the uses and purposes therein mentioned.

Witness my hand and official seal the day and year in this certificate first above written.

Katie Vereechen
(Signature)

Katie Vereechen
(Please print name legibly)

Notary Public in and for the State of Washington,
My commission expires 11/25/2020